UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ADDENTAX GROUP CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

On March 10, 2025, Addentax Group Corp., a Nevada corporation (the “Company”) filed with the U.S. Securities and Exchange Commission its Definitive Proxy Statement on Schedule 14A for its Annual Meeting of Stockholders (the “Proxy Statement”) to be held on March 31, 2025. This Amendment No. 1 to the Proxy Statement (“Amendment No. 1”) is filed solely to amend the Proxy Statement to correct an inadvertent clerical error with respect to the enclosed proxy card. This Amendment No. 1 supersedes in its entirety only the enclosed proxy card to the Proxy Statement, which is updated on the following pages.

Except as described above and as set forth below on the following pages, this Amendment No. 1 does not supersede, modify or update any disclosure in the Proxy Statement. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Proxy Statement or modify or update such disclosure that may have been affected by subsequent events. You should read this Amendment No. 1 in conjunction with the Proxy Statement and the Proxy Statement should be read in its entirety, except as superseded by the information in this Amendment No. 1. The Company will print and distribute to its stockholders this Amendment No. 1 for consideration in addition to the Proxy Statement.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ADDENTAX GROUP CORP.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 30, 2025.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend the annual meeting, visit:
https://www.virtualmeetingportal.com/addentax/FY2024

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL NOS. 1, 2 AND 3 AND SELECT 3 YEARS FOR PROPOSAL NO. 4

Please mark your votes like this **X**

1. To elect five (5) members of the Company's board of directors (the "Board"), each to serve until the next annual meeting of the Company's stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal.

Nominees:
(1) Hong Zhida
(2) Hong Zhiwang
(3) Li Weilin
(4) Alex P. Hamilton
(5) Xiao Jiangping (Gary)

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.

2. To consider and vote on a proposal to ratify the Board's selection of Pan-China Singapore PAC as our independent registered public accountants for the fiscal year ending March 31, 2025.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. To consider and act upon a non-binding advisory resolution on the compensation of the Company's named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. To consider and act upon a non-binding advisory resolution on the frequency of the stockholders' advisory resolution on the compensation of the Company's named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature________________________**Signature, if held jointly**________________________**Date**__________**, 2025**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders for the Fiscal Year Ended March 31, 2024

To view the Proxy Statement, the Annual Report and to Attend the Annual Meeting, please go to: https://www.virtualmeetingportal.com/addentax/FY2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ADDENTAX GROUP CORP.

ANNUAL MEETING OF SHAREHOLDERS
MARCH 31, 2025 9:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Huang Chao as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of ADDENTAX GROUP CORP. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. Eastern Time on March 31, 2025 at **https://www.virtualmeetingportal.com/addentax/FY2024** and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL NOS. 1, 2 AND 3 AND SELECT 3 YEARS FOR PROPOSAL NO. 4

Continued and to be signed on reverse side